NCR Confidential Q4 2013 EARNINGS CONFERENCE CALL BILL NUTI, CHAIRMAN AND CEO JOHN BRUNO, EVP BOB FISHMAN, CFO February 6, 2014

NCR Confidential 2 NOTES TO INVESTORS Forward-looking Statements: Comments made during this conference call and in these materials may contain forward- looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements use words such as “seek,” “potential,” “expect,” “strive,” “continue,” “continuously,” “accelerate,” “anticipate,” “outlook,” “intend,” “plan,” “target,” “believe,” “estimate,” “forecast,” “pursue” and other similar expressions or future or conditional verbs such as “will,” “should,” “would” and “could.” They include statements as to NCR’s anticipated or expected results, growth and financial performance, including its guidance for first quarter and full year 2014; projections of revenue, profit growth and other financial items, including its anticipated software, SaaS and professional services revenue growth; future business segment and line of business performance; expected benefits from the acquisitions of Digital Insight and Alaric Systems, including with respect to their financial impact and their effect on the strength of NCR’s solutions portfolio; expected benefits from the acquisition of Retalix; goals for 2014, including with respect to margin expansion, free cash flow generation, working capital and repayment of debt, and expectations for execution on those goals; strategies and intentions regarding its pension plans and the effects thereof, including with respect to “Phase III” of its pension strategy; discussion of other strategic initiatives and related actions; and beliefs, expectations, intentions and strategies, among other things. Forward-looking statements are based on management’s current beliefs, expectations and assumptions, and involve a number of known and unknown risks and uncertainties, many of which are out of NCR’s control. These forward-looking statements are not guarantees of future performance, and there are a number of factors, risks and uncertainties, including those detailed from time to time in NCR’s SEC reports, including those listed in Item 1a “Risk Factors” of its Annual Report on Form 10-K, that could cause actual outcomes and results to differ materially from the results contemplated by such forward-looking statements. These materials are dated February 6, 2014, and NCR does not undertake any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Use of Certain Terms. As used in these presentation materials, the term “software revenue” includes software, software as a service (SaaS) and software maintenance revenue but excludes professional services revenue associated with software delivery, and the term “recurring revenue” is the sum of SaaS, hardware maintenance and software maintenance revenue. These presentation materials and the associated remarks made during this conference call are integrally related and are intended to be presented and understood together.

NCR Confidential 3 NON-GAAP MEASURES While NCR reports its results in accordance with generally accepted accounting principles (GAAP) in the United States, comments made during this conference call and the related presentation materials will include the following “non-GAAP” measures: non-pension operating income (also referred to as NPOI), non-GAAP earnings per share (also referred to as non-GAAP EPS), free cash flow (also referred to as FCF), adjusted free cash flow (also referred to as adjusted FCF), operational gross margin, operational gross margin rate, expenses (non-GAAP), and constant currency. These measures are included in an effort to provide additional useful information regarding NCR’s financial results. An explanation of these non-GAAP measures and the rationale for management’s use of these non-GAAP measures, and a reconciliation of these non-GAAP measures to comparable GAAP measures, are included in the portion of these presentation materials entitled “Supplementary Non-GAAP Materials” and are available on the Investor Relations page of NCR’s website at www.ncr.com. Descriptions of many of these non-GAAP measures, including free cash flow, are also included in NCR’s SEC reports.

NCR Confidential Q4 2013 FINANCIAL HIGHLIGHTS (1) Post AT&T Spin-off, excluding Teradata. (2) NPOI as a percentage of revenue. 4 REVENUE Q4 2012 Q4 2013 $1.64 billion $1.67 billion Up 2% y/y 4% on a constant currency basis OPERATIONAL GROSS MARGIN Q4 2012 Q4 2013 26.4% 29.0% Up 260 bps y/y NPOI Up 22% y/y All-time high (1) NPOI margin (2) of 13.2% FREE CASH FLOW Up 160% y/y Q4 2012 Q4 2013 $181 million $221 million Q4 2012 Q4 2013 $122 million $317 million  16th consecutive quarter of y/y revenue and NPOI growth  17th consecutive quarter of meeting or beating EPS consensus estimate  Achieved record(1) NPOI & record free cash flow generation

NCR Confidential FY 2013 FINANCIAL HIGHLIGHTS 5 REVENUE FY 2012 FY 2013 $5.73 billion $6.12 billion Up 7% y/y; up 9% on a constant currency basis Recurring revenue up 6%; 38% of total OPERATIONAL GROSS MARGIN FY 2012 FY 2013 26.8% 28.5% Up 170 bps y/y NPOI Up 22% y/y Record (1) annual NPOI margin (2) of 11.7% FREE CASH FLOW Up 42% y/y FY 2012 FY 2013 $589 million $717 million FY 2012 FY 2013 $146 million $207 million (1) Post AT&T Spin-off, excluding Teradata. (2) NPOI as a percentage of revenue. Achieved record(1) NPOI and strong free cash flow generation

NCR Confidential $145 ~$500 $94 ~$575 ~$725 STRONG SOFTWARE & PROF. SVCS GROWTH FY 2013 FY 2014e ($ in Millions) FY 2012 Q4 2013 Q4 2012 $39 $28 Q4 FY 6 Q4 Prof. Svcs revenue up 49% Q4 SaaS revenue up 39% $153 $103 $510 $345 $268 $362 $905 $1,271 $1,775- $1,825 SaaS Prof. Svcs SW Licenses & SW Maintenance SaaS Prof. Svcs SW Licenses & SW Maintenance 2013 Prof. Svcs revenue up 48% 2013 SaaS revenue up 54% $137 $170 $466 $616

NCR LINE OF BUSINESS HIGHLIGHTS

LOB	Q4 2013	FY 2013

Financial 	▪ Record operating margin driven by favorable software mix, higher professional services revenue, and expense management
	▪ North America order growth of 26% y/y led by strong results in Branch Transformation
	  ▪ Branch Transformation orders of $33M
	  ▪ 22 new APTRA™ Interactive Services customers
	▪ Acquisitions of Digital Insight and Alaric Systems create leading FinTech software solutions portfolio
		▪ Strong revenue & order growth in Branch Transformation
		  ▪ Branch transformation orders of $81M
		  ▪ Leadership position with balanced approach
		  ▪ Pilots move aggressively into large banks
		▪ Software growth in funnel, backlog and revenues
		▪ Expanding geographic and business diversification
		  ▪ ~2/3 of revenues outside North America
		  ▪ Well diversified across product lines and customer segments

Retail 	▪ Higher mix of software revenue yields 48% y/y increase in operating income
	  ▪ Software & SaaS revenues up 119% and 228% y/y; Excluding Retalix, up 25% and 80% y/y
	▪ NCR Silver reaches 4,800 customers; new release of NCR Silver 3.0
	▪ NCR's Cornell Mayo named a leader in the 2013 RIS Software Leaderboard
		▪ Record self-checkout (SCO) & point-of-sale (POS) shipment volume
		  ▪ SCO units shipped increased by 26% y/y
		  ▪ POS terminals shipped increased by 15% y/y
		▪ Software & SaaS y/y revenue growth of 125% and 230%
		  ▪ Excluding Retalix, growth of 29% and 80% y/y
		▪ Retalix performance ahead of Company expectations
		  ▪ Led by software/SaaS revenue growth
		  ▪ Exceeded revenue, operating income and cost synergies plan

Hospitality 	▪ Revenues up 17%; growth across all theaters
	▪ 33% increase in North America SMB revenues
	▪ Software & SaaS revenue growth of 10% and 19%; SaaS application sites up 24%
	▪ Expansion in South America (Johnny Rockets, Juan Valdez Café)
		▪ 28% SaaS revenue growth y/y
		▪ Continued focus on North America SMB market
		  ▪ 37% revenue growth
		▪ Continued investment in sales and software development
		  ▪ Fast adoption of new SaaS products (such as Pulse Real-time) lead to margin expansion

Emerging Industries 	▪ Turning the corner for growth
	▪ Revenue growth of 31% y/y
	  ▪ Telecom & Technology revenue up 24%
	    ▪ First increase in 5 quarters
	  ▪ Travel revenue up 62%
		▪ Telecom & Technology
		  ▪ New customer wins, file value and backlog growth
		▪ Travel
		  ▪ Significant partnerships, customer wins & market share gains (i.e., China)
		  ▪ Record 43.7M mobile barcodes, up 67% y/y

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NCR Confidential 8 TRANSFORMING FINANCIAL SERVICES Completed Acquisitions of Digital Insight and Alaric Systems Strategic Rationale  Completes fully integrated omni-channel portfolio  Furthers high-margin software revenue and adds market-leading SaaS platform  Positions NCR for long-term growth, greater recurring revenue, accelerated margin expansion and earnings appreciation Financial Impact*  Digital Insight 2014 Revenue forecast of $350- 360M  Digital Insight 2014 Operating Income forecast of $85-90M, including ~ $10M of duplicative costs * Based on closing date of Jan.10, 2014 for Digital Insight acquisition

ACQUISITION UPDATE

Retalix

OBJECTIVE:

Leadership in omni-channel retail solutions enabling effortless transactions across multiple touch points and channels.

PROGRESS:

- **Exceeded Company expectations**
  - Q4 2013 revenue of $86M and operating income of $14M
  - FY 2013 revenue of $298M and operating income of $53M
  - FY 2013 pre-tax cost synergies of $12M
- Strong customer and market acceptance with growing sales funnel
- Bidding on larger customer initiatives, inclusive of our entire portfolio of software, services and hardware
- Several new wins in Q4 2013, including those that are the direct result of the combination of NCR and Retalix

DIGITAL INSIGHT

OBJECTIVE:

- Uniquely **positions NCR software** within the FinTech industry, creating an end-to-end technology platform for seamless banking services across both physical and digital channels
- Demonstrates commitment to be the **global leader in omni-channel retail banking transformation** enabling effortless transactions across multiple touch points

PROGRESS:

- Positive feedback from existing Digital Insight customers on the power of NCR's omni-channel banking solutions
- Early wins, from customers who endorse this strategy, include OceanFirst Bank and LegacyTexas Bank
- Employee engagement remains a top priority, with a focus on supporting the Digital Insight team to maintain customer satisfaction
- As strategic priorities are set, we will incorporate the talented people and innovation into NCR's Financial Services business

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NCR Confidential Further strengthening & diversification of our operating assets  All Lines of Business are poised for growth, higher margins and improved balance i.e., geographic, product mix  We will noticeably “move the needle” on software/SaaS and Services growth  We will continue our strong track record of acquisition integration Revenue growth, gross margin expansion & improving the Customer Experience remain at the forefront of our strategic priorities  Our 2014 guidance is consistent with a high-performing technology company  We will continue to invest in becoming in “the” Customer Experience leader  Maintain our focus on Continuous Improvement; improving productivity, efficiency & quality  Investments in innovation and people will advance our burgeoning culture Pension is in the rearview mirror; mission accomplished  Global underfunded position below $100M exiting 2013  Much improved overall reduction in pension liability, positive impact on cash flow and lower expense (completed move to mark-to-market accounting)  Phase 3 closes this chapter The “new” NCR is poised to lead the Consumer Transaction Technologies segment  We now enable ~500,000,000 transactions per day  We are a global leader in omni-channel & omni-commerce solutions  We are one of the largest SaaS companies in the world  We have global and multi-industry experience/leadership 10 2014: Our Reinvention Continues; On a Solid Foundation NCR’s Reinvention is gaining global recognition

NCR Confidential FINANCIAL PERFOMANCE & GUIDANCE February 6, 2014

NCR Confidential 12 Revenue $1,670 $1,642 2%(1) / 4%(2) $6,123 $5,730 7%(1) / 9%(2) Operational Gross Margin 484 433 12% 1,745 1,536 14% Operational Gross Margin Rate 29.0% 26.4% 28.5% 26.8% Expenses (non-GAAP) 263 252 4% 1,028 947 9% % of Revenue 15.7% 15.3% 16.8% 16.5% NPOI 221 181 22% 717 589 22% % of Revenue 13.2% 11.0% 11.7% 10.3% Non-GAAP Diluted EPS(3) $0.83 $0.72 15% $2.81 $2.49 13% Q4 & FULL-YEAR OPERATIONAL RESULTS For the Periods Ended December 31 Three Months Twelve Months 2013 2012 % Change 2013 2012 % Change (1) As reported. (2) On a constant currency basis. (3) Effective tax rate of 25% in Q4 2013, 28% in Q4 2012, 22% in FY2013 and 25% in FY2012. $ millions, except per share amounts

NCR Confidential 13 Revenue $1,670 $1,642 2% $6,123 $5,730 7% Gross Margin 530 574 (8%) 1,740 1,645 6% Gross Margin Rate 31.7% 35.0% 28.4% 28.7% Expenses 233 163 43% 1,074 897 20% % of Revenue 14.0% 9.9% 17.5% 15.7% Income from Operations(1) 297 411 (28%) 666 748 (11%) % of Revenue 17.8% 25.0% 10.9% 13.1% GAAP Diluted EPS(1) $1.21 $1.45 (17%) $2.67 $2.90 (8%) Q4 & FULL-YEAR GAAP RESULTS For the Periods Ended December 31 Three Months Twelve Months 2013 2012 % Change 2013 2012 % Change (1) Decrease primarily related to lower pension benefit in 2013 compared to 2012. Pension benefit of $99M in Q4 2013, $254M in Q4 2012, $78M in FY 2013 and $224M in FY 2012. $ millions, except per share amounts

NCR Confidential 14 REVENUE BY SEGMENT Financial Services $ 852 $ 921 (7)% (5)% $3,115 $3,201 (3)% (1)% Retail Solutions 536 490 9% 12% $2,034 $1,667 22% 25% Hospitality 176 150 17% 18% 626 522 20% 21% Emerging Industries 106 81 31% 33% 348 340 2% 3% Total Revenue $ 1,670 $ 1,642 2% 4% $6,123 $5,730 7% 9% For the Periods Ended December 31 Three Months Twelve Months 2013 2012 % Change % Change (Constant Currency) 2013 2012 % Change % Change (Constant Currency) $ millions

NCR Confidential 15 OPERATING INCOME BY SEGMENT Financial Services $ 111 $ 100 $ 356 $ 327 % of Revenue 13.0% 10.9% 11.4% 10.2% Retail Solutions 65 44 205 102 % of Revenue 12.1% 9.0% 10.1% 6.1% Hospitality 26 22 100 85 % of Revenue 14.8% 14.7% 16.0% 16.3% Emerging Industries 19 15 56 75 % of Revenue 17.9% 18.5% 16.1% 22.1% NPOI $ 221 $ 181 $ 717 $ 589 % of Revenue 13.2% 11.0% 11.7% 10.3% For the Periods Ended December 31 Three Months Twelve Months 2013 2012 2013 2012 $ millions

NCR Confidential FREE CASH FLOW (FCF) 16 $ millions 2014e 2013 NPOI $900 - $920 $717 plus: Depreciation and Amortization (1) ~155 143 less: Cash Taxes ~(90) - (95) (70) less: Capital Expenditures ~(250) – (260) (226) less: Pension Contributions (2) ~(70) (79) less: Working Capital (3) Change ~(65) (48) less: Interest Paid ~(175) (71) less: Other (4) ~(75) – (90) (159) FCF ~$300-350 $207 FCF as % of NPOI 33-38% 29% (1) Excludes amortization of intangibles of ~$121M in 2014 and $65M in 2013. (2) Excludes discretionary pension contributions and settlements. (3) Includes accounts receivable, inventory, accounts payable and deferred revenue. (4) Other includes stock compensation, acquisition related costs, discontinued operations and other items.

NCR Confidential FREE CASH FLOW GENERATION 17 $ millions 2014e 2013 Free Cash Flow (FCF) ~$300 - $350 $207 plus: Pension 70 79 plus: Discontinued Ops 45-55 52 plus: Acquisition-related costs 25-35 43 Adjusted FCF ~$440-$510 $381

DEBT

	Amount Outstanding Dec. 31, 2013 [(1)]	Pro Forma Digital Insight Acquisition	Maturity	Interest Rate
Term Loan A	$1,115	$1,365	Jul-18	LIBOR + 2.25%
Revolving Credit ($850M)	-	300	Jul-18	LIBOR + 2.25%
Total Senior Secured Debt	$1,115	$1,665		
4.625% Senior Notes Due 2021	500	500	Feb-21	4.63%
5.00% Senior Notes Due 2022	600	600	Jul-22	5.00%
5.875% Senior Notes Due 2021	400	400	Dec-21	5.88%
6.375% Senior Notes Due 2023	700	700	Dec-23	6.38%
Other Debt	39	39	various	various
Total Debt	$3,354	$3,904		

2014 interest expense expected to be ~$185 million [(2)]

Cash	528	528
Restricted Cash	1,114	-
Total Net Debt (including Restricted Cash)	$1,712	$3,376

$ millions

Goal for Debt / Adjusted EBITDA[(3)] under 3x over the next 12 to 24 months

(1) Debt outstanding includes $1.1 Billion of Senior Notes issued in December 2013 to finance a portion of the acquisition of Digital Insight.

(2) Includes ~$11 million of deferred financing fee amortization.

(3) Adjusted EBITDA is defined as non-pension operating income plus depreciation and amortization (excluding acquisition-related amortization of intangibles) plus stock-based compensation.

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NCR Confidential 19 PENSION UPDATE 2011 2012 2013 Pension Assets $4.7B $5.2B $5.0B(1) Pension Liability $6.1B $5.7B $5.1B Pension Funded Status $(1.4B) $(0.5B) $(0.1B) Pension Contributions(2) $125M $152M $79M Expected to be $70M in 2014 and $50M in 2015 Pension Expense (Benefit)(3) $582M $(224M) $(78M) Expected to be $10M of pension expense in 2014. (1) Approximately 97% in fixed income in the U.S.; 76-77% globally. (2) Excludes discretionary pension contributions of $600M in 2012 and $204M in 2013. (3) Includes Q4 mark to market adjustment of $570M in 2011, $(262M) in 2012 and $(104M) in 2013. The 2014 estimate excludes the impact of any mark to market adjustments.

NCR Confidential 20 2014e 2013 Revenue 12-14% growth $6,123 Income from Operations (GAAP)(1) $730 - $750 $666 Non-pension Operating Income (NPOI) $900 - $920 $717 Diluted EPS (GAAP)(1) $2.36 - $2.46 $2.67 Non-GAAP Diluted EPS(2) $3.00 - $3.10 $2.81 * 2014 guidance includes the impact of the acquisitions of Digital Insight and Alaric Systems. (1) Income from operations and diluted earnings per share exclude the impact of the actuarial mark to market pension adjustment that will be determined in the fourth quarter of 2014. (2) 2014 guidance includes expected OIE of $200M, which incorporates $185M of interest expense, a 26% tax rate and a share count of 172M. 2013 results include OIE of $112M,which incorporates $103M of interest expense, a 22% tax rate and a share count of 169M. FY 2014 GUIDANCE* $ in millions, except per share amounts

NCR Confidential 21 2014 SEGMENT REVENUE GUIDANCE Line of Business 2014e Revenue Growth Financial Services Financial Services excluding Digital Insight 15-17% 4-5% Retail 8-10% Hospitality 12-15% Emerging Industries 10-14% Total 12-14%

NCR Confidential Q1 2014 GUIDANCE Q1 2014e Q1 2013 Income from Operations (GAAP) $105 - $115 $85 Non Pension Operating Income (Non-GAAP) $155 – $165 $129(1) Tax rate 25% 16%(2) Other expense ~ $50 $19 $ millions 22 . (1) Includes $13M benefit related to change in the severance policy in the U.S. in Q1 2013. (2) Includes $16M benefit related to U.S. extenders tax legislation for 2012 signed into law in January of 2013.

NCR Confidential Improve Free Cash Flow generation and working capital Further expand software/SaaS and services contribution and improve margin profile Use strong, growing NPOI to de-lever the balance sheet Implement next stage of cost reduction initiatives and complete final stages of pension strategy Continue steady execution, commitment to innovation, and deliver differentiation and value to customers 2014 Goals Execute against megatrends informing our businesses Position lines of business to grow faster than overall markets 23

NCR Confidential SUPPLEMENTARY NON-GAAP MATERIALS

NCR Confidential NON-GAAP MEASURES 25 While NCR reports its results in accordance with generally accepted accounting principles (GAAP) in the United States, comments made during this conference call and the related presentation materials will include non-GAAP measures in an effort to provide additional useful information regarding NCR’s financial results. NCR’s management evaluates the Company’s results excluding certain items, such as pension expense and the effect of foreign currency translation, to assess the financial performance of the Company and believes this information is useful for investors because it provides a more complete understanding of NCR’s underlying operational performance, as well as consistency and comparability with NCR’s past reports of financial results. In addition, management uses certain of these measures to manage and determine effectiveness of its business managers and as a basis for incentive compensation. NCR management’s calculation of these non-GAAP measures may differ from similarly- titled measures reported by other companies and cannot, therefore, be compared with similarly-titled measures of other companies. These non-GAAP measures should not be considered as substitutes for or superior to results determined in accordance with GAAP. The reconciliations of non-GAAP measures to comparable GAAP measures and other related information on the following slides are also available on the Investor Relations page of NCR’s website at www.ncr.com.

NCR Confidential NON-GAAP MEASURES 26 NPOI, Non-GAAP EPS, Operational Gross Margin, Operational Gross Margin Rate, and Expenses (non-GAAP). The non- GAAP income from operations (i.e., non-pension operating income, or NPOI), non-GAAP earnings per share, operational gross margin, operational gross margin rate and expenses (non-GAAP) included in these materials exclude the impact of pension expense and certain special items. Due to the significant change in its pension expense from year to year and the non-operational nature of pension expense and these special items, including amortization of acquisition related intangibles, NCR’s management uses these non-GAAP measures to evaluate year-over-year operating performance and to better assess NCR’s core operating results. NCR may, in addition, segregate special items from its GAAP results from time to time to reflect the ongoing earnings per share performance of the company. NCR also uses non-pension operating income and non-GAAP earnings per share to manage and determine the effectiveness of its business managers and as a basis for incentive compensation. NCR determines non-pension operating income based on its GAAP income (loss) from operations excluding pension expense and special items. Free Cash Flow and Adjusted Free Cash Flow. Free cash flow (or FCF) and adjusted free cash flow do not have uniform definitions under GAAP. NCR defines free cash flow as net cash provided by / used in operating activities and cash flow provided by/used in discontinued operations less capital expenditures for property, plant and equipment, less additions and adjusted free cash flow to capitalized software and plus pension discretionary contributions and settlements. NCR defines adjusted free cash flow as free cash flow plus required pension contributions, cash provided by / used in discontinued operations, and cash flow impact of special items. NCR’s management uses free cash flow and adjusted free cash flow to assess the financial performance of the company and believes they are useful for investors because they relate the operating cash flow of the company to the capital that is spent to continue and improve business operations. In particular, free cash flow and adjusted free cash flow indicate the amount of cash generated after capital expenditures which can be used for, among other things, investment in the company’s existing businesses, strategic acquisitions, strengthening the company’s balance sheet, repurchase of company stock and repayment of the company’s debt obligations. Free cash flow and adjusted free cash flow do not represent the residual cash flow available for discretionary expenditures since there may be other nondiscretionary expenditures that are not deducted from the measures. Constant Currency. NCR’s period-over-period revenue growth on a constant currency basis excludes the effects of foreign currency translation. Due to the variability of foreign exchange rates from period to period, NCR’s management uses revenue on a constant currency basis to evaluate period-over-period operating performance. Revenue growth on a constant currency basis is calculated by translating prior period revenue at current period monthly average exchange rates.

NCR Confidential NON-GAAP RECONCILIATIONS 27 Q4 2013 Q4 2012 FY 2014 FY 2013 FY 2012 Q1 2014 Q1 2013 Income from Operations (GAAP) $297 $411 $730 - $750 $666 $748 $105 – 115 $85 Pension Expense (Benefit) (99) (254) 10 (78) (224) 1 7 Acquisition-Related Amortization of Intangibles 17 9 121 65 38 29 14 Acquisition-Related Costs 2 11 35 46 23 18 16 Acquisition-Related Purchase Price Adjustment 3 -- 3 15 -- 1 6 OFAC and FCPA Investigations(1) 1 4 1 3 4 1 1 Non-Pension Operating Income (non-GAAP) $221 $181 $900 - $920 $717 $589 $155 – 165 $129 $ in millions Income from Operations (GAAP) to Non-Pension Operating Income (non-GAAP) (1) Estimated expenses for 2014 will be affected by, among other things, the status and progress of these matters. There can be no assurance that the Company will not be subject to fines or other remedial measures as a result of OFAC’s, the SEC’s or the DOJ’s investigations.

NCR Confidential NON-GAAP RECONCILIATIONS 28 Q4 2013 Q4 2012 FY 2014 FY 2013 FY 2012 Diluted EPS (GAAP) $1.21 $1.45 $2.36 - $2.46 $2.67 $2.90 Pension Expense (Benefit) (0.41) (0.82) 0.03 (0.34) (0.72) Acquisition-Related Amortization of Intangibles 0.07 0.04 0.47 0.29 0.15 Acquisition-Related Costs 0.03 0.04 0.13 0.21 0.10 Acquisition-Related Purchase Price Adjustment 0.01 -- 0.01 0.06 -- OFAC and FCPA Investigations(1) 0.01 0.01 - 0.01 0.01 Impairment Charge and Related Valuation Allowance -- -- -- -- 0.05 Japan Valuation Allowance Release (0.09) -- -- (0.09) -- Non-GAAP Diluted EPS $0.83 $0.72 $3.00 – $3.10 $2.81 $2.49 Diluted Earnings per Share (GAAP) to Non-GAAP Diluted Earnings per Share (non-GAAP) (1) Estimated expenses for 2014 will be affected by, among other things, the status and progress of these matters. There can be no assurance that the Company will not be subject to fines or other remedial measures as a result of OFAC’s, the SEC’s or the DOJ’s investigations.

NCR Confidential NON-GAAP RECONCILIATIONS 29 Q4 2013 Q4 2012 FY 2013 FY 2012 Q4 2013 Q4 2012 FY 2013 FY 2012 Gross Margin (GAAP) $530 $574 $1,740 $1,645 Gross Margin as a % of Revenue (GAAP) 31.7% 35.0% 28.4% 28.7% Pension Expense (Benefit) (58) (146) (46) (128) Pension Expense (Benefit) (3.4)% (8.9)% (0.7)% (2.2)% Acquisition-Related Amortization of Intangibles 9 5 36 19 Acquisition-Related Amortization of Intangibles 0.5% 0.3% 0.6% 0.3% Acquisition-Related Purchase Price Adjustment 3 -- 15 -- Acquisition-Related Purchase Price Adjustment 0.2% -- 0.2% -- Gross Margin Excluding Pension and Special Items (non-GAAP) $484 $433 $1,745 $1,536 Gross Margin as a % of Revenue excluding Pension and Special Items (non-GAAP) 29.0% 26.4% 28.5% 26.8% $ in millions Gross Margin (GAAP) to Gross Margin excluding Pension and Special Items (non-GAAP) Gross Margin as a % of Revenue (GAAP) to Gross Margin as a % of Revenue excluding Pension and Special Items (non-GAAP)

NCR Confidential NON-GAAP RECONCILIATIONS 30 Q4 2013 Q4 2012 FY 2013 FY 2012 Operating Expenses (GAAP) $233 $163 $1,074 $897 Pension (Expense) Benefit 41 108 32 96 Acquisition-Related Amortization of Intangibles (8) (4) (29) (19) Acquisition-Related Costs (2) (11) (46) (23) OFAC and FCPA Investigations(1) (1) (4) (3) (4) Operating Expenses Excluding Pension and Special Items (non- GAAP) $263 $252 $1,028 $947 $ in millions Operating Expenses (GAAP) to Operating Expenses excluding Pension and Special Items (non-GAAP) (1) Estimated expenses for 2014 will be affected by, among other things, the status and progress of these matters. There can be no assurance that the Company will not be subject to fines or other remedial measures as a result of OFAC’s, the SEC’s or the DOJ’s investigations.

NCR Confidential NON-GAAP RECONCILIATIONS 31 Q4 2013 Q4 2012 FY 2012 Cash Provided by Operating Activities (GAAP) $265 $100 $(180) Net capital expenditures (71) (49) (160) Cash Used In Discontinued Operations (1) (29) (114) Pension discretionary contributions and settlements 124 100 600 Free Cash Flow (non-GAAP) $317 $122 $146 $ in millions Cash Provided by Operating Activities (GAAP) to Free Cash Flow (non-GAAP)

NCR Confidential NON-GAAP RECONCILIATIONS 32 FY 2013 FY 2014 Cash Provided by Operating Activities (GAAP) $281 $595 - $625 Net capital expenditures (226) (250) -(260) Cash Used In Discontinued Operations (1) (52) (45) - (55) Pension discretionary contributions and settlements (2) 204 20 Free Cash Flow (non-GAAP) $207 $300 - $350 Pension contributions excluding discretionary contributions and settlements 79 70 Cash used in discontinued operations 52 45 - 55 Acquisition related costs 43 25 - 35 Adjusted Free Cash Flow (non-GAAP) $381 $440 - $510 $ in millions Cash Provided by Operating Activities (GAAP) to Free Cash Flow (non-GAAP) (1) The total amount of cash used in or provided by discontinued operations in 2014 will be affected by, among other things, the amount and timing of payments by NCR’s co-obligors, insurers and indemnification parties and the timing and outcome of litigation, in the Fox River and Kalamazoo River matters. (2) NCR may, in connection with the previously announced third phase of its pension strategy, make one or more discretionary contributions over the next two years, but no such additional contributions are scheduled.

NCR Confidential 33 NON-GAAP RECONCILIATIONS Revenue Growth % (GAAP) to Constant Currency Revenue Growth % (non-GAAP) Q4 2013 FY 2013 Revenue growth % (GAAP) 2% 7% Unfavorable foreign currency fluctuation impact 2% 2% Constant currency revenue growth % (non-GAAP) 4% 9%